UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 10, 2005




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



      Nevada                          000-50485                 74-2914331
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                  File Number)          Identification No.)


             5601 West Waco Drive, Waco, TX                          76710
        (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.

     On November 10, 2005, Central Freight Lines, Inc., a Nevada corporation (the "Company"), issued a press release announcing that it had received a proposal from a company controlled by Jerry Moyes to acquire the Company in a transaction in which all Company stockholders, other than Mr. Moyes and certain Moyes family trusts, would receive cash in an amount equal to $2.25 per share. The proposal is subject to reaching a definitive agreement, along with customary conditions, including, without limitation, financial and legal due diligence, financing, approval of the Company's Board of Directors and stockholders, and the absence of any materially adverse change to the Company's condition (financial or otherwise). The proposal will be reviewed by a special committee of the Company's Board of Directors comprised of independent directors. A copy of the press release is attached to this report as Exhibit 99.1.

     The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01       Financial Statements and Exhibits.

                  (a)      Financial statement of business acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits:

               EXHIBIT
               NUMBER           EXHIBIT DESCRIPTION

               99.1             Press release dated November 10, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL FREIGHT LINES, INC.


Date:   November 14, 2005            By:        /s/ Jeff Hale
                                                     Jeff Hale
                                                     Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                        EXHIBIT DESCRIPTION

      99.1                          Press release dated November 10, 2005.





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 CENTRAL FREIGHT LINES, INC. ANNOUNCES PROPOSAL FOR TRANSACTION AT $2.25 PER
 SHARE; ANNOUNCES BANK AMENDMENT; REPORTS FILING OF THIRD QUARTER FORM 10-Q


Waco, TX (PR Newswire) - November 10, 2005 - Central Freight Lines, Inc. (Nasdaq/NMS: CENF) announced today that it has received a proposal from a company controlled by Jerry Moyes to acquire Central in a transaction in which all Central stockholders, other than Mr. Moyes and certain Moyes family trusts, would receive cash in an amount equal to $2.25 per share. Mr. Moyes and certain Moyes family trusts own approximately 31.5% of Central's common stock. Central also announced today that it has executed an amendment to its primary credit facility that increased its borrowing capacity by $5.0 million. Finally, the Company reported that it has filed its third quarter 2005 Form 10-Q with the Securities and Exchange Commission.

The proposal announced today will be reviewed by a special committee of Central's Board of Directors (the "Committee") comprised of Cam Carruth and Porter Hall, each of whom is independent. The Committee has engaged independent legal counsel and has retained Morgan Keegan & Company, Inc. as its financial advisor in connection with this proposal.

Cam Carruth commented on the proposed transaction: "The Committee, with the assistance of management, will review this proposal with the interests of Central's stockholders, employees, customers and suppliers in mind."

Central's Chief Executive Officer and President, Bob Fasso, commented on the matters announced: "We believe the transaction proposal announced today demonstrates Jerry Moyes' continuing support for Central, as well as his confidence in Central's future. In addition, we appreciate the willingness of our lenders to grant us access to an additional $5.0 million to support our turnaround plans.

The transaction proposal is subject to reaching a definitive agreement along with customary conditions, including, without limitation, financial and legal due diligence, financing, approval of Central's Board of Directors and stockholders, and the absence of any material adverse change to the condition (financial or otherwise) of Central and its subsidiaries. There can be no assurance that a definitive agreement will be entered into or that any transaction will be consummated.

Central Freight Lines, Inc. is a non-union less-than-truckload carrier specializing in regional overnight and second day markets. One of the 10 largest regional LTL carriers in the nation, Central provides regional, interregional, and expedited services, as well as value-added supply chain management, throughout the Midwest, Southwest, West Coast and Pacific Northwest. Utilizing marketing alliances, Central provides service solutions to the Great Lakes, Northeast, Southeast, Mexico and Canada.

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This press  release  contains  forward-looking  statements  that  involve  risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as
"anticipates,"   "believes,"   "estimates,"   "projects,"   "expects,"  "plans,"
"intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. We undertake no obligation to update any of these forward-looking statements.

With respect to statements regarding the proposal, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that we will be unable to negotiate and execute a satisfactory definitive acquisition agreement; the risk that either party will be unwilling to consummate the transaction on the terms proposed (including price) or at all; the risk that our business will suffer due to uncertainties caused by the announcement of the proposed transaction; the risk that we may not be able to obtain third party and stockholder approvals necessary to consummate the proposed transaction; and the risk that the transaction will not close for other reasons even if we are able to negotiate and execute a definitive acquisition agreement.

With respect to the Company's business generally, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements and could negatively impact the Company's ability to consummate a transaction of the type reflected in the proposal: the risk that improvements in revenue yield and tonnage growth may be delayed or not occur at all; the risk that service, safety, and productivity measures will be further delayed or will not be successfully implemented throughout our operations; the risk that our cost-cutting measures may have unintended and unforeseen consequences that adversely affect our business; the risk that geographic expansion has produced or may produce freight imbalances, customer service issues, operational issues, or other consequences that we cannot manage successfully on a timely basis or at all; the risk that our insurance and claims costs will continue to exceed our expectations and will not return to acceptable levels on a timely basis or at all; the risk that operating losses and negative cash flows will continue and will have a material and adverse result including but not limited to the withdrawal of the proposal or the termination of our line of credit; the risk that we may not be able to maintain adequate liquidity or successfully dispose of assets held for sale; the risk that we may suffer material management, employee relations, customer or other disruptions during our consideration of strategic alternatives; and the risks detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including forms 8-K, 10-Q, 10-K, and our registration statement on Form S-1.

Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com



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